SCHEDULE 14C INFORMATION


                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X] Filed by a party other than the Registrant [ ] Check the appropriate box:

[ ]      Preliminary Information Statement
[ ]      Confidential,  for  Use  of  the  Commission  Only  (as  permitted   by
         Rule 14a-6(e)(2))
[X]      Definitive Information Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          TTI HOLDINGS OF AMERICA CORP.
                (Name of Registrant as Specified In Its Charter)

                (Name of Person(s) Filing Information Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

              (1)          Title   of  each   class  of   securities   to  which
                           transaction applies:
              (2)          Aggregate  number of securities to which  transaction
                           applies:
              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              (4)          Proposed maximum aggregate value of transaction:
              (5)          Total fee paid:

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)          Amount Previously Paid:

     (2)          Form, Schedule or Registration Statement No.:

     (3)          Filing Party:

     (4)          Date Filed:

                          TTI HOLDINGS OF AMERICA CORP.

                              INFORMATION STATEMENT

THIS IS AN INFORMATION STATEMENT, AND NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND IN A PROXY

July 3, 2001


Dear Shareholder:

It is once again my pleasure to invite you to attend the Annual Meeting of Shareholders and to share with you my view of the events of the past year, our financial results, and the Company's current and future endeavors.

                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS

                          TTI HOLDINGS OF AMERICA CORP.


The Annual Meeting of the shareholders of TTI Holdings of America Corp. (the "Company"), will be held at the East Norwich Inn, 6321 Northern Boulevard, East Norwich, New York on Monday, July 30, 2001, at 2:00 p.m. At the meeting, you and the other shareholders will be asked to vote on the following:

          1. The election of two (2) directors to the Board of Directors of the Company to serve until the Annual Meeting of the Shareholders, held for the year 2002, or until their successors are elected and qualified;
          2. To increase the authorized common shares, without par value, from 10,000,000 common shares, par value $0.0001, to 20,000,000 common shares, with the same par value.
          3.   To authorize the selection of Capraro, Centofranci, Kramer & Co.,
               P.C. as Independent Auditors for the fiscal year 2001; and
          4.   For the  transactions  of such other  business  as may be brought before the meeting or any adjournment thereof.

         Only those persons who were stockholders of record on or before July 13, 2001, may vote their shares at such meeting.

A copy of our annual report on Form 10-KSB for the year ended September 30, 2000 and a copy of our quarterly report on Form 10-QSB for the quarters ended December 31, 2000, and March 31, 2001 are enclosed together with an Information Statement. The Form 10-KSB includes information about our operations during the year and our audited fiscal year financial statements. The Form 10-QSB contains information about our operations during the first two quarters ending March 31, 2001 and unaudited financial statements for that period.

Except to the extent that they are incorporated by reference in the Information Statement, the Form 10-KSB, and the Form 10-QSB do not constitute information material in connection with the Annual Meeting.

Our Board of Directors has approved the amendment of the Certificate of Incorporation.



WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US ONE, WITH RESPECT TO THE AMENDMENT. WE ARE SENDING THIS INFORMATION STATEMENT TO YOU ONLY FOR INFORMATIONAL PURPOSES.

For additional information about us, please refer to our Annual Report on Form 10-KSB for the year ended September 30, 2000, and the other periodic filings we have made with the Securities and Exchange Commission ("SEC"), which are incorporated herein by this reference. A copy of our Annual Report is being furnished to you with the Information Statement. If you would like copies of any of those documents, you can request (by phone or in writing) copies of them by sending your request to our principal office: 76 North Broadway, Suite 3000, Hicksville, New York (516) 931-5700. We will not charge you for any of the copies. You can also obtain copies of those documents from the electronic filing site maintained by the SEC on the world-wide web www.sec.gov/archives/edgar), from the SEC's office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 or the various regional SEC offices.

         By order of the Board of Directors of the corporation.

                  /s/ Andrew Mazzone
                  -----------------------------------------
                  Andrew Mazzone
                  President-Secretary

                              INFORMATION STATEMENT

This Information Statement is being is first being furnished on or about July 15, 2001, to our shareholders of record as of the close of business on July 13, 2001, for use at the Annual Meeting of Shareholders to be held July 30, 2001, at 2:00 p.m., local time, or at any and all continuation(s) or adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the East Norwich Inn, 6321 Northern Boulevard, East Norwich, New York

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

However, if you wish to vote your shares of common stock, you may do so by attending the meeting in person and casting your vote by a ballot, which will be provided for that purpose.

The purpose of the meeting is to take action with respect to the following proposals: (1) the amendment of our Amended Articles of Incorporation, (2), the election of Directors, and (3) to authorize the selection of Capraro, Centofranci, Kramer & Co., P.C., as our independent auditors for the fiscal year 2001. The amendment to our Articles of Incorporation, which is described in more detail below, will authorize an increase in the Common Shares, par value $0.0001, from 10,000,000 shares to 20,000,000 shares. Our Board of Directors has approved the amendment of the Articles of Incorporation. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US ONE, WITH RESPECT TO THE AMENDMENT. WE ARE SENDING THIS INFORMATION STATEMENT TO YOU ONLY FOR INFORMATIONAL PURPOSES AND SO THAT YOU MAY ATTEND THE ANNUAL SHAREHOLDER MEETING AND CAST YOUR VOTES WITH REGARD TO THIS MATTER.


         Proxies are not being solicited because a stockholder holding enough shares to effect the proposed actions has previously indicated its intention to vote in favor of such proposals. Shareholders of the Company do not have cumulative voting rights.

For additional information about us, please refer to our Annual Report on Form 10-KSB for the year ended September 30, 2000, and the other periodic filings (including our quarterly reports on Form 10-QSB and our periodic report on Form 8-K) we have made with the Securities and Exchange Commission ("SEC"), which are incorporated herein by this reference. A copy of our Annual Report on the Form 10-KSB and the first and second quarters of 2001 report on Form 10-QSB are being furnished to you with this Information Statement. If you would like copies of any of those other documents that are filed with the SEC, or the exhibits to the enclosed forms, you can request (by phone or in writing) copies of them by sending your request to our principal office: 76 North Broadway, Suite 3000, Hicksville, New York. We will not charge you for any of the copies. You can also obtain copies of those documents from the electronic filing site maintained by the SEC on the world-wide web (www.sec.gov/archives/edgar), from the SEC's office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 or the various regional SEC offices.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date concerning the beneficial ownership of the Common Stock, (i) by each stockholder who is known by the Company to own beneficially in excess of 5% of the outstanding Common Stock; (ii) by each director; (iii) by each executive officer; and (iv) by all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock.

Out of a total of approximately 9.075,000 shares of Common Stock, which have been issued and are outstanding, as of July 3, 2001, Officers, Directors and Beneficial Owners held 2,696,663 shares of Common Stock as follows:

                                     Shares                 Percent
                                    ---------               -------

Andrew Mazzone(1)                   1,152,000                 12.7%
         513 Dryden Street
         Westbury, NY 11590

Benjamin S. Eichholz(2)             1,103,703                 12.1%
         301 West York Street
         Savannah, GA  31401

Keith Rayne                           440,960                  4.8%
         118 Cherryfield Lane
         Savannah, GA  3149

Directors, Officers and             2,696,663                 29.7%
Beneficial Owners
(as a group)

-----------------------------

(1) Andrew Mazzone was issued 1,425,000 shares on November 21, 1995. Mr. Mazzone sold 225,000 shares each to Kevin Klein and to Laura Klein in private transactions in 1998.

(2)      Shares issued pursuant to various acquisitions in May and June 2001.

Executive Compensation

         No Officer/Director has been compensated with salaries or other form of remuneration except the President, Andrew B. Mazzone who received the following compensation:


                  Capacities in which                              Aggregate
Name              Remuneration was Received       Period           Remuneration
--------------------------------------------------------------------------------
Andrew Mazzone    Chief Engineer, NYSERDA         year             $26,202
                  Project and Project Manager     ended 9/30/99
                  As Salary
                                                  For year         $24,222
                                                  ended 9/30/00


Director Compensation:

         Our director receives no compensation for his services as director



PROPOSAL No. 1.:           Election of Directors

         The Company currently has one Director, Anthony B. Mazzone, who has served as the sole director since the incorporation of the Company. Each of the individuals listed below as nominees for the Board of Directors:

Andrew B. Mazzone,         59               Chairman of the Board of Directors
James W. Zimbler           37               Director, President


Andrew Mazzone
From 1968 until February 15, 1995, Mr. Mazzone was employed at Metco, Westbury, New York, a company with $180,000,000 in annual sales. A foreign holding corporation acquired Metco on September 30, 1994, which changed the company's name to Sulzer Metco. Mr. Mazzone, as President, resigned from Sulzer Metco after the acquisition of Metco by Sulzer. Mr. Mazzone did so to pursue his belief that there is an unexploited opportunity in the thermal spray industry to set up and consolidate industrial thermal spray coatings service shops around the world.

Some of the highlights of Mr. Mazzone's Metco career include development of systems in pricing, marketing sales management, materials control, inventory control, automation, new systems for factory management, compensation systems, and the restructuring and downsizing of the operations as required. Mr. Mazzone, during his career at Metco, held major positions as follows: Director of Logistics, Director of Manufacturing, Director of Marketing, Director of Operations, Executive Vice-President, and ultimately company President. Mr. Mazzone has degrees from Babson College, Babson Park, Massachusetts, in finance and accounting, and an advanced degree in economics with a specialty in economic history.

Mr. Mazzone was a founder and principal in the company Investment Software Systems. This company develops advanced search algorithms for the communications industry, for specific use in the efficient extraction of investment related news information. The company was sold to ADP in 1995.

Mr. Mazzone was a founder and principal in Thermaltec International, a research and development company. By contract with Sulzer/Metco, Mr. Mazzone was restricted from key sectors of the thermal spraying industry until 1998. At this time Thermaltec was free to develop new technologies in the thermal spray industry under contract from New York State to develop advanced coatings methodologies for the chrome plate industry. Thermaltec also developed a stand-alone pilot plant for delivering complete thermal spray coatings solutions for lesser-developed nations. To that end, it built from the ground up, a facility with 15 people, 6 engineers and $500,000 in revenues which offer thermal spray solutions to Costa Rica. This plant will be the model for future joint ventures throughout Latin America.


James W. Zimbler
Mr. Zimbler was Chairman of the Board of Directors of IntermediaNet, Inc, a public company from January 1999 through November 1999, when he became just the Chairman until February 2001. He was then Chairman and CEO of Universal Media Holdings, Inc., until February 2001. From December of 1996 through November of 1998, Mr. Zimbler was President and Chief Operating Officer for Total Freight Solutions America, Inc. (T.F.S. America, Inc.) There, he managed the day-to-day operations of company. Mr. Zimbler was employed by Packaging Plus Services, Inc. from August of 1994 through December of 1996. Mr. Zimbler attended Suffolk Community College from 1983 through 1985 where he majored in Business Administration.



PROPOSAL No. 2.:           Amendment to the Certificate of Incorporation


         Presently, the Company's Restated Certificate of Incorporation provides that the total number of shares of stock authorized is 10,000,000 shares of common stock, $.0001 par value.

         The Board has determined that the Certificate of Incorporation should be amended to increase the authorized number of shares of capital stock from 10,000,00 to 20,000,000. Of the 10,000,000 shares of Common Stock presently authorized, as of July 2, 2001, approximately 8,200,000 shares were outstanding, no shares were held in the Company's treasury, and additional shares have been reserved for issuance under various compensation plans or for exercise of warrants.

         The purpose of the increase in authorized shares is to provide additional shares of Common Stock that could be issued for corporate purposes without further stockholder approval unless required by applicable law or regulation or the applicable rules of any national securities exchange. Future purposes for additional shares could include paying stock dividends, subdividing outstanding shares through stock splits, effecting acquisitions of other businesses or properties, securing additional financing for the operation of the Company through the issuance of additional shares or for general corporate purposes. The Company has no definite plan, commitment or understanding at this time to issue any shares of the proposed additional Common Stock.

         Although not definite, the Company may propose an offering during 2001 of Common Stock (or other securities, including securities convertible into Common Stock) in an aggregate principal amount that remains to be determined. The proceeds may be used for debt repayment, capital expenditures, effecting acquisitions of other businesses or properties, and other general corporate purposes. There can be no assurance that such offering will be consummated. Any offering of Common Stock will be made only by means of a prospectus complying with the requirements of the Securities Act of 1933. This Information Statement does not constitute an offer to sell or a solicitation of an offer to buy, any Common Stock.

         The Company's purpose in increasing the number of authorized shares of Common Stock available for issuance is described in the paragraph above. Nevertheless, the additional authorized and unissued shares might be considered as having the effect of discouraging an attempt by another entity, through the acquisition of a substantial percentage of the Company's Common Stock, to acquire control of the Company with a view of effecting a merger, sale of the Company's assets or similar transaction, since the issuance of Common Stock could be used to dilute the share ownership or voting rights of such entity. Further, any of such authorized but unissued shares of Common Stock could be privately placed with purchasers who might support incumbent management, making a change in control of the Company more difficult.

         The Board does not intend to issue any shares to be authorized under the amendment except upon terms that the Board deems to be in the best interests of the Company. The issuance of additional Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting rights of the present holders of Common Stock. The holders of Common Stock do not presently have preemptive rights to subscribe for any of the Company's securities and will not have any such rights to subscribe for the additional Common Stock proposed to be authorized.

PROPOSAL No. 3.:           Appointment  of  Independent  Auditors for the Fiscal
Year ending December 2001

The Board of Directors has approved the appointment of Capraro, Centofranci, Kramer & Co., P.C. as Independent Auditors for the fiscal year 2001.

Capraro, Centofranci, Kramer & Co., P.C. has served as the Company's principal independent accountant to audit the Company's financial statements for the fiscal years 19 through 2000. The Company intends to select them to audit the Company's financial statements for the year 2001 and will make such a proposal at the Annual Meeting of Shareholders.

COMPLIANCE  WITH  REPORTING  REQUIREMENTS  OF  EXCHANGE  ACT
Section 16 of the Securities Exchange Act of 1934, and the rules promulgated thereunder, requires the Company's officers, directors, and holders of 10% or more of its outstanding common stock to file certain reports with the Securities and Exchange Commission. To the Company's best knowledge, based solely on information provided to it by the reporting individuals, all of the reports required to be filed by these individuals have been filed.

OTHER MATTERS
The Board of Directors is not aware that any matter other than those described in the Notice of Annual Meeting of Shareholders will be presented for action at the meeting.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS
Capraro, Centofranci, Kramer & Co., P.C. has served as the Company's principal independent accountant since 19 . A representative of Capraro, Centofranci, Kramer & Co., P.C. is expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING
All shareholder proposals intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company at its offices on or before July 15, 2001.

It is important that you attend the Annual Meeting in person to vote.

For the Board of Directors,
ANDREW B. MAZZONE,
CHIEF EXECUTIVE OFFICER
AND PRESIDENT
July 2, 2001
Hicksville, New York